SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                             April 29, 2009

WINDTAMER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

000-53510	16-1610794
(Commission File Number)	(IRS Employer Identification No.)

6053 Ely Avenue, Livonia, New York	14487
(Address of Principal Executive Offices)	(Zip Code)

(585) 346-6442
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03         Amendments to Articles of Incorporation or Bylaws.

On April 29, 2009, WindTamer Corporation (the "Company") filed a Certificate of Correction of the Restated Certificate of Incorporation of the Company with the Secretary of State of the State of New York correcting an omission on its previously filed Restated Certificate of Incorporation to clarify that the classification of the Company’s Board of Directors in accordance with Section 704 of the New York Business Corporation Law is effective as of the date of the next annual meeting of shareholders of the Company following the date of filing of the Restated Certificate of Incorporation.

Item 9.01

(d)           Exhibits

Exhibit Number	Description

3.1	Certificate of Correction of the Restated Certificate of Incorporation of WindTamer Corporation, filed with the Secretary of State of the State of New York on April 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDTAMER CORPORATION

Date: April 30, 2009	/s/ Gerald E. Brock
Name: Gerald E. Brock
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Correction of the Restated Certificate of Incorporation of WindTamer Corporation, filed with the Secretary of State of the State of New York on April 29, 2009.